Note 2 - Significant Accounting Polices and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017	Jun. 30, 2017
Cash and cash equivalents	$ 124,392	$ 178,986	$ 195,023
Restricted cash – current portion	5,199	7,238	6,462
Restricted cash – non-current portion	30,256	$ 32,661	36,480
Total cash, cash equivalents and restricted cash	$ 159,847		$ 237,965